                                                                    Exhibit 99.2

                            OPTION PURCHASE AGREEMENT

      AGREEMENT entered into as of this 18th day of June, 2007, between Howard M.
Lorber ("Seller"), and United Capital Corp., a Delaware corporation (the "Company").

      WHEREAS, Seller has agreed to sell, and the Company has agreed to purchase, in a privately negotiated transaction, 20,000 options granted to the
Seller on June 18, 1997 to purchase shares of Common Stock, $.10 par value of the Company (the "Securities"), upon the terms and subject to the conditions set forth below;

      NOW THEREFORE, in consideration of the premises and mutual covenants and conditions herein contained, the Company and Seller hereby agree as follows:

                                   SECTION I.

                             SALE OF THE SECURITIES

      1.1 SALE OF THE SECURITIES. Subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, Seller will sell to the Company, and the Company will purchase from the
Seller, at the Closing (as hereinafter defined), the Securities for an aggregate purchase price of $416,000 ("the Purchase Price") representing the difference between the exercise price of the options ($8.50) and the closing price of the
Company's Common Stock on June 18, 2007 of $29.30 per share. As a result of such transaction all of Seller's rights in those options granted by the Company to the Seller on June 18, 1997 are hereby surrendered.

                                   SECTION II

                             CLOSING DATE; DELIVERY

      2.1 CLOSING DATE. The closing of the purchase and sale of the Securities hereunder (the "Closing") shall be held not later than June 22, 2007 (the
"Closing Date") at such time and place as shall be mutually agreed upon by the
Company and Seller.

      2.2 DELIVERY. At the Closing, the Company will deliver to Seller the
Purchase Price by Company check. This agreement constitutes the Seller's acknowledgement of his surrender of all rights in connection with the
Securities.

                                  SECTION III.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company hereby represents and warrants to Seller as follows:

      3.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and existing under the laws of the State of Delaware and is in good standing under such laws.

      3.2 CORPORATE POWER. The Company has all requisite corporate power and authority to enter into this Agreement and will have at the Closing Date all requisite corporate power to purchase the Securities and to carry out and perform its obligations under the terms of this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by the
Company.

      3.3 NO CONFLICTS. Neither the execution or delivery of the Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby nor compliance by the Company with any of the provisions hereof will (i)
conflict with or result in any breach of any provision of the certificate of incorporation or by-laws of the Company, (ii) result in a violation or breach of, or constitute a default under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, lease, agreement or other instrument or obligations to which the Company is a party or by which it or any of its properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, statue, treaty, rule of regulation applicable to the
Company, except in the case of clauses (ii) or (iii) hereof, for violations, breaches, defaults and right which in the aggregate would not have a material adverse effect on the Company and its subsidiaries.

                                   SECTION IV.

                 REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER

              Seller represents and warrants to the Company as follows:

      4.1 POWER. Seller has all requisite power and authority to enter into this
Agreement and will have at the Closing Date all requisite power to sell the
Securities and to carry out and perform its obligations under the terms of this
Agreement.

      4.2 NO CONFLICTS. Neither the execution and delivery of this Agreement by
Seller nor the consummation by Seller of the transactions contemplated hereby nor compliance by Seller with any of the provisions hereof will (i) result in a violation or breach of, or constitute a default under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license,

contract, lease, agreement or other instrument or obligations to which Seller is a party or by which it or any of its properties or assets may be bound, or (ii)
violate any order, writ, injunction, decree, statute, treaty, rule or regulation applicable to Seller, except for violations, breaches, defaults and rights which in the aggregate would not have a material adverse effect on Seller.

                                   SECTION V.

                                  MISCELLANEOUS

      5.1   GOVERNING  LAW.  This  Agreement  shall be  governed by and  construed  in accordance with the laws of the State of  New York.

      5.2 SUCCESSORS, ASSIGNS AND TRANSFEREES. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, transferees, heirs, executors and administrators of the parties hereto.

      5.3 SEPARABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      5.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts; each of which shall be an original, but all of which, together, shall constitute one instrument.

      5.5 ENTIRE AGREEMENT. This Agreement shall represent the entire understanding among the parties hereto pertaining to the Securities and supersedes any previous agreement, whether written or oral.

      5.6 ACKNOWLEDGMENT BY SELLER. Seller acknowledges that the Company's
Common Stock is publicly-traded on the American Stock Exchange and that the
Purchase Price of the Securities may bear no relation to the future market value or book value of the Common Stock. Seller further acknowledges that it has reviewed the Company's Form 10-K for the fiscal year ended December 31, 2006 and its Form 10-Q for the quarter ended March 31, 2007. Seller further acknowledges that it is not relying on any oral or written information or representations from the Company or any other person, including representatives of the Company in connection with its decision to enter into this Agreement, including the
Company's financial condition, prospects, present or future results of operations, business plans or the potential for future appreciation in the
Company's Common Stock.

      5.7 NOTICES. All notices, request, consents and other communications hereunder to any party shall be in writing and shall be delivered personally, sent via air courier or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

            If to the Company, to:

                  United Capital Corp.
                  United Capital Building
                  9 Park Place
                  Great Neck, NY   11021
                  Attention:  Anthony J. Miceli
                              Chief Financial Officer

            with copies to:

                  Olshan Grundman Frome Rosenzweig & Wolosky LLP
                  65 East 55th Street, 2nd Floor
                  Park Avenue Tower
                  New York, New York 10022

            if to Seller to:

                  Howard M. Lorber
                  70 East Sunrise Highway
                  Suite 411
                  Valley Stream, New York 11581

provided, however, that each party may change the address to which notices are to be delivered or mailed to such party by giving notice thereof in accordance with this Section to the other parties. Notices shall be deemed to be given (a)
if delivered personally, on the date of delivery, (b) if sent by air courier, on the first business day following the date of dispatch, and (c) if mailed, on the third business day following the date of the mailing.

      5.8 FEES AND EXPENSES. All of the parties hereto shall be responsible for their own fees and expense with respect to this Agreement.

                                    UNITED CAPITAL CORP.

                                    By: /s/ Anthony J. Miceli
                                        ----------------------------------------
                                        Anthony J. Miceli
                                        Chief Financial Officer

                                    Seller:

                                    By: /s/ Howard M. Lorber
                                        ----------------------------------------
                                        Howard M. Lorber